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Exhibit 10.2

UNITED STATIONERS INC.
1992 MANAGEMENT EQUITY PLAN
(AS AMENDED AND RESTATED AS OF JULY 31, 2002)

1.    PURPOSE AND HISTORY

This plan (the "Plan") was established as the "1992 Management Stock Option Plan" effective as of January 31, 1992. Thereafter, the Plan was amended from time to time to make certain changes, including to revise its name (so that, immediately prior to July 31, 2002, the Plan was referred to as the "United Stationers Inc. Management Equity Plan"). Effective as of July 31, 2002 (the "Effective Date" of the Plan as amended, restated and continued and as set forth herein), United Stationers Inc., a Delaware corporation ("United") amended, restated, and continued the Plan in the form as set forth in this document, and as of the Effective Date, the Plan has been renamed "United Stationers Inc. 1992 Management Equity Plan." The Plan is maintained to afford certain key employees and members of the Board of Directors ("Directors") of United (the "Board") and the Subsidiaries (United and each such Subsidiary (defined below) is referred to individually as a "Company" and collectively as the "Companies") who are responsible for the continued growth of United, an opportunity to acquire a proprietary interest in United, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Companies. The Plan, as amended and restated herein, shall be applicable to any Options granted hereunder on or after the Effective Date. Options granted under this Plan prior to the Effective Date shall be subject to the Plan as in effect from time to time prior to the Effective Date, and the provisions of the Plan, as amended and restated herein, shall be inapplicable to such Options.

For purposes of the Plan, the term "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by United (or by any entity that is a successor to United), and any other business venture designated by the Committee in which United (or any entity that is a successor to United) has a significant interest, as determined in the discretion of the Committee.

The stock options described in Section 6 (the "Options"), and the shares of common stock of United (sometimes referred to in this Plan as "Shares") acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.    ADMINISTRATION

The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee"). The Committee shall be the Human Resources Committee of the Board, or shall be such other committee selected by the Board, and shall consist solely of members of the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. A majority of the Committee shall constitute a quorum, and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

3.    SHARES AVAILABLE

Subject to the adjustments provided in Section 7, the maximum aggregate number of Shares which may be granted for all purposes under the Plan shall be 8,200,000 Shares (4,100,000 Shares before the 1998 stock split). If, for any reason, any Shares as to which Options have been granted cease to be subject to purchase thereunder, including, without limitation, the expiration of such Option, the termination of such Option prior to exercise or the forfeiture of such Option, such Shares shall thereafter be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the common stock of United or issued shares of such common stock held in United's treasury.

4.    ELIGIBILITY AND BASES OF PARTICIPATION

Grants under the Plan may be made, pursuant to Section 6, to key employees, officers and directors of the Companies, who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Key Employee Participants"), or who are non-employee directors of United on the date of such grant.

5.    AUTHORITY OF COMMITTEE

Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

a. determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

b. require, as a condition to the granting of any Option, that the person receiving such Option agree not to sell or otherwise dispose of such Option, any common stock acquired pursuant to such Option or any other "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) for a period of at least six (6) months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option;

c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the optionee in the exercise of an Option, such authority to include in the Committee's discretion the payment by United of the commissions of the broker-dealer;

d. provide the establishment of procedures for an optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value (as defined in Section 8) which, together with such cash as shall be paid in respect of fractional Shares, shall equal the Option exercise price, and (2) to exercise a portion of an Option by delivering (through actual tender or attestation) that number of Shares already owned by such optionee having a Fair Market Value which shall equal the partial Option exercise price and to deliver the Shares thus acquired by such optionee in payment of Shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired Shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional Shares;

e. provide the establishment of a procedure whereby a number of shares of common stock or other securities may be withheld from the total number of shares of common stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for taxes incurred by an optionee upon such exercise;

f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

g. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

h. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

The Committee may delegate to one or more of its members, or to one or more other persons, such of its duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. Without limiting the foregoing, the Board or the Committee (but not including any person action for the Committee solely by reason of having the Committee's authority delegated to that person) may delegate to any one or more of the elected officers of United, the ability to grant Options under the Plan to employees of the Companies (excluding members of the Board of Directors of United and persons who are treated as "officers" under SEC Rule 16a-1(f)), to determine the number of shares subject to such Options, and to determine the terms and conditions of such Options, subject to such restrictions and limitations as the Committee may impose from time to time.

The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, United, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, United and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by United in respect of any such action, determination or interpretation.

6.    GRANTS OF STOCK OPTIONS

The Committee shall have the authority, in its sole discretion, to grant incentive stock options ("Incentive Options") pursuant to Section 422 of the Code, or to grant non-qualified stock options ("Non-Qualified Options") (options which do not qualify under Section 422 of the Code) or to grant both types of Options. Except as otherwise provided by the Plan, no option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Option may be granted only to Officer and Key Employee Participants. The terms and conditions of the Options shall be determined from time to time by the Committee: PROVIDED, HOWEVER, that the Options granted under the Plan shall be subject to the following:

a. OPTION PRICE. The Option exercise price for each Option shall be established by the Committee; provided that the Option exercise price shall in no event be less than 100% of the Fair Market Value of the Shares subject to such Option at the time such Option is granted. In the case of an Incentive Option granted to a Participant who at the time of grant owns (directly or indirectly) shares aggregating more than 10% of the total combined voting power of all classes of shares of United or any parent or subsidiary corporation (within the meaning of Section 424 of the Code) of United ("10% Owner"), the Option exercise price shall be at least 110% of such Fair Market Value of the Shares subject to such Incentive Option at the time such Incentive Option is granted.

b. METHOD OF EXERCISE. Options may be exercised by giving written notice to the Treasurer of United, stating the number of whole Shares with respect to which the Option is being exercised and tendering payment therefor. In the discretion of the Committee, payment for Shares may be made in cash, other Shares (by either actual delivery of Shares or by attestation) held for at least six months or such other period deemed appropriate by the Committee, "cashless exercise" through a third party, a combination of the foregoing, or by any other means which the Committee determines. It shall be a condition to the performance of United's obligation to issue or transfer Shares upon exercise of an Option that the person exercising the Option pay, or make provision satisfactory to the appropriate

Company for the payment of, any taxes which the Company or the Participant's employer is obligated to collect with respect to the issue or transfer of Shares upon such exercise.

c. EXERCISABILITY OF STOCK OPTION. Except as otherwise provided by the Plan, no Option by its terms shall be exercisable after the expiration of ten (10) years from the date of the grant of the Option; provided, however, an Incentive Option granted to a 10% Owner shall not be exercisable after the expiration of five (5) years from the date such Option is granted. Subject to the preceding sentence, each Option granted under this Plan shall be for such period as the Committee shall determine, which period may include, without limitation, early termination of the Option upon the Participant's termination of employment or cessation as a Director. Each Option shall be exercisable in such installments as may be determined by the Committee at the time of the grant.

d. MAXIMUM EXERCISE. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Companies shall not exceed $100,000.

e. LIMIT ON INDIVIDUAL GRANTS. In any calendar year, the maximum number of Shares for which Options may be granted under the Plan to any one optionee is 800,000 Shares (subject to adjustment in accordance with Section 7 of the Plan).

f. AGREEMENT WITH COMPANY. An Option granted under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Option to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Option agreement" regardless of whether any Participant signature is required.

Without limitation on the foregoing, the grant of any Options may be subject to other provisions, not inconsistent with the Plan (whether or not applicable to the Option granted to any other Participant) as the Committee, in its sole discretion, determines appropriate, including, without limitation, restrictions on resale or other disposition, installment exercise limitations, noncompete restrictions, such provisions as may be appropriate to comply with federal, state or foreign securities or other laws and stock exchange requirements, and undertakings or conditions as to the Participant's employment in addition to those specifically provided for under this Plan. However, to the extent that any such provisions, other than those that the Committee determines to be necessary or advisable to comply with then applicable laws or stock exchange requirements, have the effect of limiting or restricting the rights of the Participant under any Option, such provision shall be effective only if either (i) the provision is included in the initial Option agreement reflecting the terms of the Option grant; or (ii) the Participant consents to the provision.

7.    ADJUSTMENT OF SHARES

In the event of a corporate transaction involving United (including, without limitation, any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee (or the board of directors of any corporation or comparable governing body of any other type of entity assuming the obligations of United hereunder) may adjust the Options to preserve the benefits or potential benefits of the Options. Action by the Committee or other entity may include: (i) adjustment of the number and kind of shares (or other securities) which may be delivered under the Plan; (ii) adjustment of the number and kind of shares (or other securities) subject to outstanding Options; (iii) adjustment of the exercise price of outstanding Options; or (iv) any other adjustments that the Committee or other entity determines to be equitable (which may include, without limitation, (I) replacement of Options with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, (II) cancellation of the Option in return for cash payment of the current value of the Award, determined as though the Option is fully vested at the time of payment, and such value may be equal to the excess of value of the Shares subject to the Option at the time of the transaction over the exercise price), and (III) replacement with other types of awards.)

8.    MISCELLANEOUS PROVISIONS

a. ASSIGNMENT OR TRANSFER. The Committee may, in its discretion, authorize all or a portion of the Options, other than Incentive Stock Options, to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

b. INVESTMENT REPRESENTATION. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the common stock issuable upon exercise of an Option, is not in effect at the time such Option is exercised, United may require, for the sole purpose of complying with the Securities Act, that prior to delivering such common stock to the exercising optionee, such optionee must deliver to the Secretary of United a written statement (i) representing and warranting that such common stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such common stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates representing such common stock shall bear a legend to the effect of the foregoing.

If subsequent to the delivery by an optionee of the written statement described in the preceding paragraph, the common stock issuable upon exercise of an Option is registered under the Securities Act, United may release such optionee from such written statement without effecting a "modification" of the Plan within the meaning of Section 424(h)(3) of the Code.

c. WITHHOLDING TAXES. In the case of distributions of common stock or other securities hereunder, United, as a condition of such distribution, may require the payment (through withholding from the optionee's salary, reduction of the number of shares of common stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

d. COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by United and shall not be charged against any Option nor to any employee receiving an Option.

e. FUNDING OF PLAN. The Plan shall be unfunded. United shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

f. OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

g. EFFECT ON EMPLOYMENT. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Officer and Key Employee Participants except to the extent specifically provided herein or therein. Neither the adoption of this Plan nor the grant of any Options, nor ownership of Options or Shares shall be deemed or construed to obligate any Company to continue the employment of any Participant, or the appointment or election of any Participant as a director or officer, for any particular period.

h. FAIR MARKET VALUE. The "Fair Market Value" of Shares shall be determined in accordance with procedures established by the Committee.

i. TERMINATION OF EMPLOYMENT. Except as otherwise expressly provided in this Plan or by the Committee, the date of a Participant's "termination of employment" with respect to any Option is the first day occurring on or after the date of grant of the Option on which the Participant are not employed by the Companies, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of the Participant's transfer between any of the Companies; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Companies approved by the Participant's employer. If, as a result of a sale or other transaction, the Participant's employer ceases to be a Subsidiary (and the Participant's employer is or becomes an entity that is separate from United), and the Participant is not, at the end of the 30-day period following the transaction, employed by United or a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's date of termination of employment caused by the Participant being discharged by the employer.

9.    CHANGE OF CONTROL

Notwithstanding any provision in the Plan (including, without limitation, Section 7) to the contrary, upon the occurrence of a Change of Control:

(i)
If a Participant holds outstanding Options which, immediately prior to the Change of Control, cover Shares as to which the Option is not then vested or exercisable (the "Non-Vested Shares"), and the Participant's date of termination of employment or service as a director does not occur between the date of the Option grant to the Participant and the date of a Change of Control, then, as of the date of the Change of Control, each such Option shall become exercisable as to one half of the Non-Vested Shares; provided that, if the Option is otherwise scheduled to become exercisable as to different portions of the Non-Vested Shares on different dates, then the acceleration shall apply to one-half of the Non-Vested Shares scheduled to become vested on each such date.

(ii)
If (A) during the one year period following the date of the Change of Control, a Participant's termination of employment occurs by the Companies without Cause or by the Participant for Good Reason, and (B) at the termination of employment, any such Options which were granted before the Change of Control are not fully vested, then all such Options granted before the Change of Control held by the Participant shall become fully vested and exercisable on the termination of employment.

(iii)
If (A) a Participant's termination of employment occurs during an Anticipated Change of Control by the Companies without Cause or by the Participant for Good Reason, and (B) within one year following the termination of employment, a Change of Control occurs, then the Participant's Options (including Options that otherwise may have expired on or after termination of employment and prior to the Change of Control date) shall become exercisable by the Participant (or, in the event of the Participant's death after the termination of employment, the Participant's beneficiary) on the date of the Change of Control, and shall remain exercisable for the exercise period that would have applied if the termination of employment (by the Companies without Cause or by the Participant for Good Reason) occurred on the Change of Control date, provided that such exercise period shall expire no event later than the date on which the Option would have expired if the Participant had remained employed by the Companies or, if later, 30 days after the Change of Control (provided that in no event shall an Incentive Option be exercisable more than ten years after the date of grant).

  For purposes of this Section 9, if a Director ceases to be a member of the Board (and, prior to the cessation as a member of the Board, the individual ceased to be an employee of all Companies), he or she shall be treated as having been terminated by a Company without Cause on the date of such cessation unless the Director is removed from the Board for Cause (as that term is defined in Article Sixth, Section 5 of United's restated certificate of incorporation as in effect on the Effective Date). Except as otherwise provided in the preceding sentence with respect to a Director, "Cause" shall mean: (a) the Participant's continued failure to perform substantially the duties of the Participant with the Companies (other than any such failure resulting from incapacity due to physical or mental illness or death), after a written demand for improvement and substantial performance is delivered to the Participant (by the Board for the chief executive officer of United, by the chief executive officer of United for officers other than the chief executive officer, and by an officer of United for Participants other than officers) which specifically identifies the failure which when judged by objective standards is clearly and significantly detrimental to the Companies; (b) the Participant's engaging in an intentional, fraudulent act in the conduct of the business of the Companies which is demonstrably injurious to the Companies; or (c) the Participant's conviction of, or plea of guilty or nolo contendere to, any criminal violation (other than a traffic-related violation) involving dishonesty, fraud, breach of trust or sexual offense or any criminal felony violation (other than a traffic-related violation). "Good Reason" shall exist upon the occurrence of any of the following events: (a) a diminution in Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities (including the assignment to Participant of any duties inconsistent with Participant's position, authority, duties or responsibilities), excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Companies promptly after receipt of notice thereof given by the Participant; (b) the Companies shall (i) reduce the base salary or bonus or incentive opportunity of the Participant or (ii) substantially reduce in the aggregate the Participant's benefits; or (c) the Companies shall require Participant to relocate Participant's principal business office to any location more than 50 miles from its location prior to the Change of Control or Anticipated Change of Control. An "Anticipated Change of Control" shall exist during any period in which the circumstances described in paragraphs (I) or (II), below, exist (provided, however, that an Anticipated Change of Control shall cease to exist not later than the occurrence of a Change of Control):

  (I)
  United enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, provided that an Anticipated Change of Control described in this paragraph (I) shall cease to exist upon the expiration or other termination of all such agreements.

  (II)
  Any person (including, without limitation, United) publicly announces an intention to take or to consider taking actions the consummation of which would constitute a Change of Control; provided that an Anticipated Change of Control described in this paragraph (II) shall cease to exist upon the withdrawal of such intention, or upon a reasonable determination by the Committee that there is no reasonable chance that such actions would be consummated.

For the purposes of this Plan, a "Change of Control" means:

a. Any "Person" (having the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended ("1934 Act") and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of Section 13(d)(3)) has or acquires "Beneficial Ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of 30% or more of the combined voting power of United's then outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities"); provided, however, that in determining whether a Change of Control has occurred, Voting Securities which are held or acquired by (i) United or any of its Subsidiaries or (ii) an employee benefit plan (or a trust forming a part thereof) maintained by United or any of its

Subsidiaries shall not constitute a Change of Control. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than the permitted amount of Voting Securities as a result of the issuance of Voting Securities by United in exchange for assets (including equity interests) or funds with a fair value equal to the fair value of the Voting Securities so issued; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the issuance of Voting Securities by United, and after such issuance of Voting Securities by United, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the Voting Securities Beneficially Owned by such Person to more than 50% of the Voting Securities of United, then a Change of Control shall occur.

b. At any time during a period of two consecutive years, the individuals who at the beginning of such period constituted the Board (the "Incumbent Board") cease for any reason to constitute more than 50% of the Board; provided, however, that if the election, or nomination for election by United's stockholders, of any new director was approved by a vote of more than 50% of the directors then comprising the Incumbent Board, such new director shall, for purposes of this subsection (b), be considered as though such person were a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of (i) either an actual "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board (a "Proxy Contest"), or (ii) by reason of any agreement intended to avoid or settle any actual or threatened Election Contest or Proxy Contest.

c. Consummation of a merger, consolidation or reorganization or approval by United's stockholders of a liquidation or dissolution of United or the occurrence of a liquidation or dissolution of United ("Business Combination"), unless, following such Business Combination:

(i)
the Persons with Beneficial Ownership of United, immediately before such Business Combination, have Beneficial Ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation (or in the election of a comparable governing body of any other type of entity) resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns United or all or substantially all of United's assets either directly or through one or more subsidiaries) (the "Surviving Company") in substantially the same proportions as their Beneficial Ownership of the Voting Securities immediately before such Business Combination;

(ii)
the individuals who were members of the Incumbent Board immediately prior to the execution of the initial agreement providing for such Business Combination constitute more than 50% of the members of the board of directors (or comparable governing body of a noncorporate entity) of the Surviving Company; and

(iii)
no Person (other than United, any of its Subsidiaries or any employee benefit plan (or any trust forming a part thereof) maintained by United, the Surviving Company or any Person who immediately prior to such Business Combination had Beneficial Ownership of 30% or more of the then Voting Securities) has Beneficial Ownership of 30% or more of the then combined voting power of the Surviving Company's then outstanding voting securities. Notwithstanding this subsection (iii), a Change of Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than 30% of Voting Securities as a result of the issuance of Voting Securities by United in exchange for assets (including equity interests) or funds with a fair value equal to the fair value of the Voting Securities so issued.

d. Approval by United's stockholders of an agreement for the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of the assets of United to any Person (other than a subsidiary of United or other entity, the Persons with Beneficial Ownership of which are the same

Persons with Beneficial Ownership of United and such Beneficial Ownership is in substantially the same proportions), or the occurrence of the same.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquired Beneficial Ownership of more than the permitted amount of Voting Securities as a result of the acquisition of Voting Securities by United which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by United, and after such acquisition of Voting Securities by United, such Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the Voting Securities Beneficially Owned by such Person, then a Change of Control shall occur.

10.  AMENDMENT OF PLAN

The Board shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the common stock of United which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum option price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board shall be authorized to amend the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

11.  EFFECTIVE DATE

The Plan first became effective January 31, 1992. The Plan was amended, restated, and continued as of July 31, 2002, the "Effective Date" of the Plan as amended, restated and continued and as set forth herein.

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  Exhibit 10.2